                                                                    EXHIBIT 10.2

                                                                       [5/13/03]


                      MINDSPEED TECHNOLOGIES, INC. WARRANT

                                                                 [       ], 2003



THE WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.


                          MINDSPEED TECHNOLOGIES, INC.

                          COMMON STOCK PURCHASE WARRANT

                           Void after [       ], 2013


      MINDSPEED TECHNOLOGIES, INC. (the "COMPANY"), a Delaware corporation, hereby certifies that for value received, CONEXANT SYSTEMS, INC., a Delaware corporation, or its successors or assigns (the "HOLDER"), is entitled to purchase, subject to the terms and conditions hereinafter set forth, at any time beginning on the first anniversary of the date hereof and prior to 5:00 P.M., California time, on [ ], 2013 (the "EXPIRATION DATE"), [ ] fully paid and nonassessable shares of Common Stock (as hereinafter defined) at an exercise price per share equal to the Exercise Price (as hereinafter defined), subject to adjustment pursuant to Section 4 of this Warrant.

      This Warrant is issued pursuant to the Distribution Agreement (the "DISTRIBUTION AGREEMENT"), dated as of the date hereof, between the Company and the Holder, and is subject to the terms thereof. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Distribution Agreement. The Holder is entitled to the rights and subject to the obligations contained in the Distribution Agreement and the Registration Rights Agreement relating to this Warrant and the shares of Common Stock issuable upon exercise of this Warrant.


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      1.    DEFINITIONS. For the purposes of this Warrant, the following terms shall have the meanings indicated:

            "AMEX" means the American Stock Exchange.

            "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day when banks are authorized or required by law to be closed in California or New York.

            "CAPITAL REORGANIZATION" shall have the meaning ascribed to such term in Section 7 of this Warrant.

            "CHANGE OF CONTROL" shall have the meaning ascribed to that term in the Bylaws of the Company.

            "CLOSING PRICE" shall mean, with respect to each share of Common Stock for any day, (a) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which the Common Stock is listed or admitted for trading or (b) if the Common Stock is not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for the Common Stock, in either case as reported on NASDAQ or a similar service if NASDAQ is no longer reporting such information.

            "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company, together with the associated preferred share purchase rights, any class of stock resulting from successive changes or reclassification of such Common Stock and any and all other shares of capital stock of the Company without preference with respect to liquidity distributions and entitled to unlimited liquidation rights.

            "COMPANY" shall have the meaning ascribed to such term in the first paragraph of this Warrant.

            "CURRENT MARKET PRICE PER SHARE" shall be determined in accordance with Section 3(f) of this Warrant.

            "DETERMINATION DATE" shall have the meaning ascribed to such term in
Section 3(d) of this Warrant.

            "DISTRIBUTION AGREEMENT" shall have the meaning ascribed to such term in the second paragraph of this Warrant.

            "ELECTION TO PURCHASE SHARES" shall have the meaning ascribed to such term in Section 2(a) of this Warrant.


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            "EXERCISE DATE" shall have the meaning ascribed to such term in
Section 2(d) of this Warrant.

            "EXERCISE PERIOD" shall mean the period beginning on the first anniversary of the date hereof and ending on the Expiration Date.

            "EXERCISE PRICE" shall mean the average of the daily volume weighted average price per share of the Common Stock for the ten consecutive Trading Days immediately following the Distribution Date, subject to adjustment pursuant to
Section 3 of this Warrant.

            "EXPIRATION DATE" shall have the meaning ascribed to such term in the first paragraph of this Warrant.

            "HOLDER" shall have the meaning ascribed to such term in the first paragraph of this Warrant.

            "NASDAQ" shall mean the Automatic Quotation System of the National Association of Securities Dealers, Inc.

            "OFFICER'S CERTIFICATE" shall mean a certificate signed by the Chief Executive Officer, any Vice President, the Treasurer or the Secretary of the Company.

            "PERSON" shall mean any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

            "PURCHASE PRICE" shall have the meaning ascribed to such term in
Section 2(a) of this Warrant.

            "PURCHASED SHARES" shall have the meaning ascribed to such term in
Section 3(e) of this Warrant.

            "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement, dated as of the date hereof, between the Company and the Holder, as the same may be amended and supplemented from time to time, relating to this Warrant and the Warrant Shares.

            "SECURITIES ACT" has the meaning ascribed to such term in Section 8(a) of this Warrant.

            "SUBSIDIARY" shall mean, with respect to any Person, a corporation or other entity of which 50% or more of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.


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            "TENDER EXPIRATION DATE" shall have the meaning ascribed to such term in Section 3(e) of this Warrant.

            "TENDER EXPIRATION TIME" shall have the meaning ascribed to such term in Section 3(d) of this Warrant.

            "TRADING DAY" shall mean, with respect to any security, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not generally traded on the principal exchange or market in which such security is traded.

            "TRIGGERING DISTRIBUTION" shall have the meaning ascribed to such term in Section 3(d) of this Warrant.

            "WARRANT" shall mean this Warrant and any subsequent Warrant issued pursuant to the terms of this Warrant.

            "WARRANT REGISTER" shall have the meaning ascribed to such term in
Section 13(c) of this Warrant.

            "WARRANT SHARES" shall mean the shares of Common Stock issuable upon exercise of this Warrant pursuant to Section 2(a) of this Warrant.

      2.    EXERCISE OF WARRANT.

                  (a) Exercise. This Warrant may be exercised, at any time and from time to time during the Exercise Period (in whole or in part), by surrendering to the Company at its principal office, this Warrant with an Election to Purchase Shares (the "ELECTION TO PURCHASE SHARES") in the form attached hereto as Exhibit A duly executed by the Holder and accompanied by payment equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised at such time (the "PURCHASE PRICE"). Notwithstanding anything contained herein, the Holder may not exercise this Warrant to the extent that such exercise would result in the Holder owning at any one time more than 10% of the then outstanding shares of Common Stock.

                  (b) Delivery of Shares; Payment of Purchase Price. As soon as practicable after surrender of this Warrant and receipt of the Purchase Price, the Company shall promptly issue and deliver to the Holder a certificate or certificates for the number of Warrant Shares for which this Warrant is being exercised, in such name or names as may be designated by such Holder, along with a check for the amount of cash to be paid in lieu of issuance of fractional shares, if any. Payment of the Purchase Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check, wire transfer, bank draft or postal or express money order payable to the order of the Company, or (ii) by surrender of a number of shares of Common Stock held by the Holder equal to the quotient obtained by dividing
(A) the Purchase Price by (B) the Closing Price on the Exercise Date.


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                  (c)   Alternative Cashless Exercise. Notwithstanding any
provision herein to the contrary, in lieu of exercising this Warrant as set forth above, if the Closing Price on the Exercise Date exceeds the Exercise Price, the Holder may exercise this Warrant by electing to receive that number of Warrant Shares as determined below by surrendering to the Company at its principal office, this Warrant with the applicable Election to Purchase Shares duly executed by the Holder and marked to reflect the cashless exercise of this Warrant, in which event the Company shall issue to the Holder the number of shares of Common Stock computed using the following formula:

                               CS = WCS x (MP-EP)
                                    -------------
                                       MP

where:

      CS    equals the number of the Warrant Shares to be issued to the Holder

      WCS equals the number of Warrant Shares to be purchased as set forth in the applicable Election to Purchase Shares

      MP    equals the Closing Price on the Exercise Date

      EP    equals the Exercise Price

Following the surrender of this Warrant pursuant to this Subsection 2(c), the Company shall promptly issue and deliver to the Holder a certificate or certificates for that number of Warrant Shares to be issued to the Holder as calculated above, in such name or names as may be designated by such Holder.

                  (d) When Exercise Effective. The exercise of this Warrant shall be deemed to have been effective immediately prior to the close of business on the Business Day on which this Warrant is exercised in accordance with the provisions of this Section 2 (the "EXERCISE DATE") and the Person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in Subsection 2(b), shall be deemed to be the record holder of such shares of Common Stock for all purposes on the Exercise Date.

                  (e) Warrant Shares Fully Paid, Nonassessable. The Company shall take all actions necessary to ensure that following exercise of this Warrant in accordance with the provisions of this Section 2, the Warrant Shares issued hereunder shall, without further action by the Holder, be fully paid and nonassessable.

                  (f) Continued Validity. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part, shall continue to be entitled to all of the rights and subject to all of the obligations set forth in Section 13.


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                  (g)   Exercise in Part. In connection with any exercise of
this Warrant for less than all remaining Warrant Shares, the Company shall, at the time of the delivery of the stock certificate or certificates relating to any such exercise, deliver to the Holder a new Warrant evidencing the right to purchase the remaining Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant.

      3. ADJUSTMENT OF EXERCISE PRICE. The Exercise Price and the number of shares subject to this Warrant shall be adjusted from time to time upon the occurrence of the following events:


                  (a) Common Stock Distributions, etc. In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares or (iii) combine its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior thereto shall be adjusted so that the price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction, of which (x) the numerator shall be the number of shares of Common Stock outstanding immediately prior to such event and (y) the denominator shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

                  (b) Rights or Warrants Issuances. In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having an initial conversion price per share) less than the Current Market Price Per Share on the record date for the determination of stockholders entitled to receive such rights or warrants, the Exercise Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate initial conversion price of the convertible securities so offered, which shall be determined by multiplying the number of shares of Common Stock issuable upon exercise of such convertible securities by the initial conversion price per share of Common Stock pursuant to the terms of such convertible securities) would purchase at the Current Market Price Per Share on such record date, and (y) the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Exercise Price shall be immediately readjusted to what it would

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have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon exercise of convertible securities actually issued).

                  (c) Distributions Other Than Common Stock or Cash. In case the Company shall distribute to all or substantially all holders of Common Stock any shares of capital stock of the Company (other than Common Stock), evidences of indebtedness or other non-cash assets (including securities of any person other than the Company but excluding (1) dividends or distributions paid in cash or (2) dividends or distributions referred to in subsection (a) of this Section
3), or shall distribute to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants referred to in subsection (b) of this Section 3 and also excluding the distribution of rights to all holders of Common Stock pursuant to the adoption of a stockholders rights plan or the detachment of such rights under the terms of such stockholder rights plan), then in each such case the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the current Exercise Price by a fraction, of which (x) the numerator shall be the Current Market Price Per Share on the record date mentioned below less the fair market value on such record date (as reasonably determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officer's Certificate delivered to the Holder) of the portion of the capital stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date), and (y) the denominator shall be the Current Market Price Per Share on such record date. Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

                  (d) Cash Distributions. In case the Company shall, by dividend or otherwise, at any time distribute (a "TRIGGERING DISTRIBUTION") to all or substantially all holders of its Common Stock cash in an aggregate amount that, together with the aggregate amount of (i) any cash and the fair market value (as reasonably determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officer's Certificate delivered to the Holder) of any other consideration payable in respect of any tender offer by the Company or a Subsidiary of the Company for Common Stock consummated within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Exercise Price adjustment pursuant to this Section 3 has been made and
(ii) all other cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Exercise Price adjustment pursuant to this Section 3 has been made, exceeds an amount equal to 10% of the product of the Current Market Price Per Share on the Business Day (the "DETERMINATION DATE") immediately preceding the day on which such Triggering Distribution is declared by the Company, multiplied by the number of shares of Common Stock outstanding on the Determination Date (excluding shares held in the treasury of the Company),

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the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying such Exercise Price in effect immediately prior to the Determination Date by a fraction, of which (x) the numerator shall be the Current Market Price Per Share on the Determination Date less the sum of the aggregate amount of cash and the aggregate fair market value (as reasonably determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officer's Certificate delivered to the Holder) of any such other consideration so distributed, paid or payable within such 12 months (including, without limitation, the Triggering Distribution) applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Determination Date) and (y) the denominator shall be such Current Market Price Per Share on the Determination Date, such adjustment to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid.

                  (e) Tender Offers. (1) In case any tender offer made by the Company for Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall involve the payment of aggregate consideration in an amount (determined as the sum of the aggregate amount of cash consideration and the aggregate fair market value (as reasonably determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officer's Certificate delivered to the Holder) of any other consideration) that, together with the aggregate amount of (i) any cash and the fair market value (as reasonably determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officer's Certificate delivered to the Holder) of any other consideration payable in respect of any other tender offers by the Company or any Subsidiary of the Company for Common Stock consummated within the 12 months preceding the date of the Tender Expiration Date (as defined below) and in respect of which no Exercise Price adjustment pursuant to this Section 3 has been made and (ii) all cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the Tender Expiration Date and in respect of which no Exercise Price adjustment pursuant to this Section 3 has been made, exceeds an amount equal to 10% of the product of the Current Market Price Per Share as of the last date (the "TENDER EXPIRATION DATE") tenders could have been made pursuant to such tender offer (as it may be amended) (the last time at which such tenders could have been made on the Tender Expiration Date is hereinafter sometimes called the "TENDER EXPIRATION TIME") multiplied by the number of shares of Common Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Tender Expiration Time, then, immediately prior to the opening of business on the day after the Tender Expiration Date, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the Tender Expiration Date by a fraction, of which (x) the numerator shall be the product of the number of shares of Common Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Tender Expiration Time multiplied by the Current Market Price Per Share on the Trading Day next succeeding the Tender Expiration Date and (y) the denominator shall be the sum of (A) the aggregate

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consideration (determined as aforesaid) payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Tender Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and (B) the product of the number of shares of Common Stock outstanding (less any Purchased Shares and excluding any shares held in the treasury of the Company) at the Tender Expiration Time and the Current Market Price Per Share on the Trading Day next succeeding the Tender Expiration Date, such adjustment to become effective immediately prior to the opening of business on the day following the Tender Expiration Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Exercise Price shall again be adjusted to be the Exercise Price which would have been in effect based upon the number of shares actually purchased. If the application of this Subsection 3(e) to any tender offer would result in an increase in the Exercise Price, no adjustment shall be made for such tender offer under this Subsection 3(e).

                        (2) For purposes of Subsections 3(d) and 3(e), the term "tender offer" shall mean and include both tender offers and exchange offers (within the meaning of United States federal securities laws), all references to purchases of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to tendered shares (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

                  (f) Current Market Price Per Share. For the purpose of any computation under subsections (b), (c), (d) and (e) of this Section 3, the current market price per share of Common Stock (the "CURRENT MARKET PRICE PER SHARE") on any date shall be deemed to be the average of the daily Closing Prices for the 30 consecutive Trading Days commencing 45 Trading Days before (i) the Determination Date or the Tender Expiration Date, as the case may be, with respect to distributions or tender offers under subsection (d) or (e) of this
Section 3 or (ii) the record date with respect to distributions, issuances or other events requiring such computation under subsection (b) or (c) of this
Section 3.

                  (g) Deferral of Issuance. In any case in which this Section 3 shall require that an adjustment be made following a record date or a Determination Date or Tender Expiration Date, as the case may be, established for purposes of this Section 3, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Holder of the certificate described in Section 5) issuing to the Holder of any Warrant exercised after such record date or Determination Date or Tender Expiration Date the shares of Common Stock and other capital stock of the Company issuable upon such exercise over and above the shares of Common Stock and other capital stock of the Company issuable upon such exercise only on the basis of the Exercise Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agent to issue due bills or other appropriate evidence prepared by the Company of the right to receive such shares. If any distribution in respect of

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which an adjustment to the Exercise Price is required to be made as of the record date or Determination Date or Tender Expiration Date therefor is not thereafter made or paid by the Company for any reason, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or such effective date or Determination Date or Tender Expiration Date had not occurred.

                  (h) No Adjustment. No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price as last adjusted; provided, however, that any adjustments which by reason of this Section 3(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                        No adjustment need be made for issuances of Common Stock pursuant to a Company plan for reinvestment of dividends or interest or for a change in the par value or a change to no par value of the Common Stock.

                  (i) Adjustment for Tax Purposes. The Company shall be entitled to make such reductions in the Exercise Price, in addition to those required by Section 3, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distributions of rights to purchase stock or securities or distributions of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

      4. ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE. Upon any adjustment of the Exercise Price as provided in Section 3, the number of shares subject to this Warrant shall be adjusted so that the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

      5. NOTICE OF ADJUSTMENT. Whenever the Exercise Price, exercise privilege or number of Warrant Shares issuable upon an exercise of this Warrant shall be adjusted pursuant to the terms hereof, the Company shall promptly mail to the Holder a notice of the adjustment (in accordance with Section 17) and an Officer's Certificate briefly stating the facts requiring the adjustment and the manner of computing it. Unless and until the Holder shall receive an Officer's Certificate setting forth an adjustment of the Exercise Price or the number of Warrant Shares issuable upon an exercise of this Warrant, the Holder may assume without inquiry that the Exercise Price and the number of Warrant Shares issuable upon an exercise of this Warrant have not been adjusted and that the last Exercise Price and number of Warrant Shares issuable upon an exercise of this Warrant of which it has knowledge remain in effect.

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      6.    NOTICE OF CERTAIN TRANSACTIONS. In the event that:

                  (a) the Company takes any action which would require an adjustment in the Exercise Price or the number of Warrant Shares issuable upon an exercise of this Warrant;

                  (b) the Company consolidates or merges with or into, or transfers all or substantially all of its property and assets to, another corporation or another corporation merges into the Company and, in each such case, stockholders of the Company must approve the transaction; or

                  (c)   there is a dissolution or liquidation of the Company;

the Company shall mail to the Holder a notice in accordance with Section 17 stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least ten days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in subsections (a), (b) or (c) of this Section 6.

      7. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE ON EXERCISE PRIVILEGE. If any of the following shall occur, namely: (a) any reclassification or change of shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, or any other change for which an adjustment is provided in Section
3); (b) any consolidation or merger or combination to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (c) any sale, conveyance, transfer or lease of all or substantially all of the property and assets of the Company, directly or indirectly, to any Person (any such event being called a "CAPITAL REORGANIZATION"), upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization, assuming the Holder (i) is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or conveyance was made, as the case may be ("constituent person"), or an affiliate of a constituent person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such Capital Reorganization. The provisions of this Section 7 shall similarly apply to successive Capital Reorganizations.

      8. REPRESENTATIONS AND WARRANTIES OF HOLDER. In connection with the issuance of this Warrant, and the Warrant Shares upon the exercise of this Warrant, the Holder hereby makes the following representations and warranties to the Company, effective as of the date hereof and upon each exercise of this Warrant in whole or in part:

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                  (a)   the Holder is an "accredited investor" as such term is
defined in Regulation D under the Securities Act of 1933, as amended (the "SECURITIES ACT");

                  (b) the Holder is acquiring the Warrant or the Warrant Shares, as applicable, for the Holder's own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act, nor with any present intention of distributing or selling the same in violation of the Securities Act;

                  (c) the Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act, in reliance upon exemptions contained in the Securities Act and applicable regulations promulgated thereunder or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless such sale or transfer is so registered or qualifies for exemption from registration under the Securities Act, and that the certificates representing such shares may bear a legend substantially in the form set forth in Section 9 hereof; and

                  (d) the Holder further understands that it may be required to hold the Warrant and the Warrant Shares for an indefinite period of time unless the Warrant and the Warrant Shares are subsequently registered under the Securities Act or unless an exemption from registration is otherwise available.

      9.    LEGEND.

                  (a) The Holder agrees not to make any disposition of all or any part of the Warrant or Warrant Shares except in accordance with Section 13 hereof and unless and until:

                        (i) The Holder shall be entitled to rely on an exemption from registration under the Securities Act for such disposition; or

                        (ii) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement.

                  (b) The Holder understands and agrees that all certificates evidencing Warrant Shares may bear the following legend:

THE WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

Such legend shall be removed by the Company at the request of the Holder in connection with any sale which the Company reasonably determines to be pursuant to an effective registration statement under the Securities Act or pursuant to a valid exemption from the registration requirements of the Securities Act.

      10. FRACTIONAL SHARES. Notwithstanding an adjustment of this Warrant to the contrary, the Company shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company may make payment to the Holder, at the time of exercise of this Warrant as herein provided, of an amount in cash equal to such fraction multiplied by the Closing Price on the Exercise Date.

      11. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will at all times reserve and keep available the maximum number of its authorized shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the full exercise of this Warrant, and (c) will take all such action as may be necessary or appropriate in order that all Warrant Shares will, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

      12. REPLACEMENT OF WARRANTS. On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Warrant (and in the case of any such mutilation, on surrender and cancellation of such Warrant), the Company at its expense will promptly execute and deliver, in lieu thereof, a new Warrant of like tenor which shall be exercisable for a like number of Warrant Shares. If required by the Company, such Holder must provide an indemnity bond or other indemnity sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a lost, stolen or destroyed Warrant is replaced.

      13.   RESTRICTIONS ON TRANSFER.

            (a) Subject to the provisions of this Section 13, this Warrant may be transferred or assigned, in whole or in part, by the Holder at any time and from time to time. The term "HOLDER" as used herein shall also include any transferee of this Warrant whose name has been recorded by the Company in the Warrant Register (as hereinafter defined). Each transferee of the Warrant or the Common Stock issuable upon the exercise of the Warrant acknowledges that neither the Warrant nor the Common Stock issuable upon the exercise of the Warrant has been registered under the Securities Act and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

            (b) With respect to a transfer that should occur prior to the time that the Warrant or the Common Stock issuable upon the exercise thereof is registered under the Securities Act, such Holder shall request an opinion of counsel (which shall be rendered by counsel reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Counsel shall, as promptly as practicable, notify the Company and the Holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the Holder shall be entitled to transfer this Warrant or such shares of Common Stock (or portion thereof), subject to any other provisions and limitations of this Warrant. In the event this Warrant shall be exercised as an incident to such transfer, such exercise shall relate back and for all purposes of this Warrant be deemed to have occurred as of the date of such notice regardless of delays incurred by reason of the provisions of this
Section 13 which may result in the actual exercise on any later date.

            (c) The Company shall maintain a register (the "WARRANT REGISTER") in its principal office for the purpose of registering the Warrant and any transfer thereof, which register shall reflect and identify, at all times, the ownership of any interest in the Warrant. Upon the issuance of this Warrant, the Company shall record the name of the initial holder of this Warrant in the Warrant Register as the first Holder. Upon surrender for registration of transfer or exchange of this Warrant together with a properly executed Assignment in the form attached hereto as Exhibit B at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Warrants of like tenor which shall be exercisable in the aggregate for the total number of Warrant Shares, registered in the name of the Holder or a transferee or transferees.

            This Warrant may be transferred or assigned, in whole or in part, by the Holder at any time without the consent of the Company.

      14. NO RIGHTS OR LIABILITY AS A STOCKHOLDER. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder hereof to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder as a stockholder of the Company.

      15. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax, or other incidental expense, in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Company.

      16. AMENDMENT OR WAIVER. This Warrant and any term hereof may be amended, waived, discharged or terminated only by and with the written consent of the Company and the Holder.

      17. NOTICES. All notices, requests, claims, demands and other communications required or permitted to be given hereunder will be in writing and will be delivered by hand or telecopied, e-mailed or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and will be deemed given when so delivered by hand or telecopied, when e-mail confirmation is received if delivered by e-mail, or three Business Days after being so mailed (one Business Day in the case of express mail or overnight courier service). All such notices, requests, claims, demands and other communications will be addressed as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

            (a)   If to Conexant:

                  Conexant Systems, Inc.
                  4311 Jamboree Road
                  Newport Beach, California  92660-3095

                  Attention:    Dwight W. Decker
                                Chairman of the Board and Chief Executive
                                 Officer
                  Telecopy:     (949) 483-4318
                  E-mail:       dwight.decker@conexant.com

                  with a copy to:

                  Conexant Systems, Inc.
                  4311 Jamboree Road
                  Newport Beach, California  92660-3095

                  Attention:    Dennis E. O'Reilly, Esq.
                                Senior Vice President, General Counsel
                                  and Secretary
                  Telecopy:     (949) 483-9475
                  E-mail:       dennis.o'reilly@conexant.com

            (b)   If to the Company:

                  Mindspeed Technologies, Inc.
                  4000 MacArthur Boulevard
                  Newport Beach, California 92660-3095

                  Attention:    Raouf Y. Halim
                                Chief Executive Officer
                  Telecopy:     (949) 579-6106
                  E-mail:       raouf.halim@mindspeed.com

                  with a copy to:

                  Mindspeed Technologies, Inc.
                  4000 MacArthur Boulevard
                  Newport Beach, California 92660-3095

                  Attention:       [Name]
                                   [Title]
                  Telecopy:
                  E-mail:

      18. CERTAIN REMEDIES. The Holder shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically the terms and provisions of this Warrant in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such Holder may be entitled at law or in equity.

      19. GOVERNING LAW. This agreement shall be governed by, construed in accordance with, and enforced under, the law of the State of Delaware applicable to agreements or instruments entered into and performed entirely within such State.

      20. HEADINGS. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                           [SIGNATURE PAGE TO WARRANT]

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer effective as of [ ], 2003.


                                          MINDSPEED TECHNOLOGIES, INC.



                                          By:  _______________________________
                                               Name:
                                               Title:


ACKNOWLEDGED AND ACCEPTED:

CONEXANT SYSTEMS, INC.



By:  _______________________________
     Name:
     Title:

                                                             Exhibit A to Common
                                                          Stock Purchase Warrant

                                    [FORM OF]

                           ELECTION TO PURCHASE SHARES

            The undersigned hereby irrevocably elects to exercise the Warrant to purchase _____ shares of Common Stock, par value $0.01 per share ("Common Stock"), of MINDSPEED TECHNOLOGIES, INC. (the "Company") and hereby [makes payment of $_______ therefor] [or] [makes payment therefore by surrendering pursuant to Section 2(b)(ii) of the Warrant _____ shares of Common Stock of the Company] [or] [makes payment therefor by cancellation pursuant to Section 2(c) of the Warrant of a portion of the Warrant with respect to _________ shares of Common Stock]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
________________________________________________________________________________

                                     (NAME)

________________________________________________________________________________

                          (ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________

                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
________________________________________________________________________________

                                     (NAME)

________________________________________________________________________________

                          (ADDRESS, INCLUDING ZIP CODE)

                                                             Exhibit B to Common
                                                          Stock Purchase Warrant

                              [FORM OF] ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Stock, par value $0.01 per share ("Common Stock"), of MINDSPEED TECHNOLOGIES, INC. represented by the Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee        Address                 No. of Shares
----------------        -------                 -------------







and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of MINDSPEED TECHNOLOGIES, INC. maintained for that purpose, with full power of substitution in the premises.

Dated: ____________________________         CONEXANT SYSTEMS, INC.


                                            By:
                                                ________________________________
                                                Name:
                                                Title: